RELEASE

      This Release (this "Release") is entered into by the undersigned officers and directors of the Company (as defined herein) (the "Officers and Directors"), effective as of the _____ day of _______________, 2004 in connection with the Transaction contemplated by the terms and provisions of that certain Agreement and Plan of Merger dated ______________, 2004 (the "Merger Agreement") among WS Telecom, Inc., a Mississippi corporation (the "Company" and for the purposes of this Agreement the Company shall include its wholly owned subsidiaries eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc.), XFone, Inc., a Nevada corporation (the "Parent"), XFone USA, Inc., a Mississippi corporation (the "Surviving Corporation") and Wade Spooner and Ted Parsons.

      WHEREAS, execution of this Release by each of the Officers and Directors of the Company is a condition precedent to the Closing of the Merger contemplated by the Agreement and Plan of Merger and as such is a material inducement to the Parent and Surviving Corporation in order for them to enter into the Merger; and

      WHEREAS, the Parent and Surviving Corporation would not have closed the Merger without the execution of this Release by each and everyone of the undersigned Officers and Directors; and

      WHEREAS, each Officer and Director has agreed to execute this Release.

      NOW, THEREFORE, as additional consideration for the Merger and the covenants, representations, agreements and undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged and intending to be legally bound, the undersigned parties do hereby severally agree as follows:

1. Recitals. Each of the above referenced recitals is true and correct and incorporated into this Release by this reference.

2. Merger Agreement. Each of the undersigned hereby acknowledges receipt of a copy of the Merger Agreement and any amendments thereto. In the event of a conflict between the terms of this Release and the terms of the Merger Agreement, the terms and provisions of this Release shall govern. All capitalized terms which are not otherwise defined in this Release shall have the respective meaning ascribed to such terms in the Merger Agreement.

3. Release by Each Officer and Director. Each Officer and Director hereby severally releases and forever discharges the Company, the Parent and the Surviving Corporation and each of their respective officers, directors, partners, shareholders, members, employees and their successors and assigns (collectively, " Releasees") of and from any and all claims, causes or rights of action, demands and damages of every kind and nature which such Officer or Director may now have, whether known or unknown, anticipated or unanticipated and whether accrued or hereafter to accrue, against Releasees, caused by or arising out of or in any way related to the following: (i) the business, affairs, actions or omissions of the Company and/or the Officers or Directors or any other employee or independent contractor of the Company through the date of Closing under the Merger Agreement; (ii) such Officer's or Director's direct or beneficial ownership or interests in the Company, if any; (iii) such Officer's or Director's status as an Officer or Director or shareholder of the Company; (iv) any action or omission by any of the Officers or Directors of the Company, or any other employees or independent contractors of the Company through the date of Closing under the Merger Agreement; (v) any claims of such Officer or Director arising out of or relating in any manner to any prior business relationship or service of or with respect to the Company through the date of Closing under the Merger Agreement, and (vi) any and all agreements, events or occurrences by, between or among any Officer or Director and/or the Company prior to Closing or relating in any manner to this Merger, including, without limitation, any tax analysis with respect to the transactions contemplated by the Merger Agreement or otherwise, or calculation for the distribution of the Aggregate Merger Consideration under the Merger Agreement.

4. Compromise. Each Officer and Director agrees that this settlement is a compromise of doubtful and disputed claims through the date of Closing under the Merger Agreement, and that the agreement to pay the consideration recited herein is not to be construed as an admission of any liability whatsoever by Releasees and that Releasees expressly deny any such liability.

5. Scope of Release. Each Officer and Director agrees that the consideration for this release was paid to secure full, complete, and final discharge of Releasees from any and all claims, demands, actions, or causes of action that any of the undersigned Officers or Directors of the Company may have against the Releasees as of the date hereof with respect to matters hereby released as set forth in paragraph 3 hereof, and each of the Officers or Directors of the Company hereby agree that such claims, demands, actions, or causes of action are wholly and forever satisfied and extinguished.

6. Covenant Not to Sue. Each Officer and Director will forever refrain and desist from instituting, prosecuting, or asserting against Releasees, or any of them, any further claim, demand, action, cause of action or suit of any kind or nature, either directly or indirectly, on account of matters hereby releases as set forth in paragraph 3 hereof.

7. No Prior Assignment. Each Officer and Director specifically acknowledges, covenants, represents and warrants that there has been no assignment of any right or claim released hereby and that each Officer and Director will, severally, as with respect to actions by any such Officer and Director defend and hold harmless Releasees with respect to any matters hereby released.

8. Authority. Each Officer and Director represents and warrants that each are fully competent and authorized to execute this Release, and that upon execution this Release will be valid and


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

      binding upon each of them. Each Officer and Director represent and warrant that the undersigned constitute all of the Directors and Officers of the Company. Releasees represent and warrant that they are fully competent and authorized to execute this Release, and that upon execution this Release will be valid and binding upon each of them.

9. Acknowledgment. Each Officer and Director represents and warrants that the terms of this Release have been read, voluntarily accepted, understood by each such Officer and Director or explained to each such Officer and Director by its attorney(s), and agreed to and approved by its attorney(s). Each Officer and Director further represents and warrants that it has relied upon its own judgment, knowledge and belief as to the nature and extent of any damages which may have been suffered or sustained, or may be sustained in the future, with regard to the items released hereby under paragraph 3 hereof.

10. Entire Agreement. This Release constitutes the entire agreement between the parties with respect to the releases contemplated hereby. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written are hereby superceded. Any alterations or additions shall be effective only if reduced to writing, dated and signed by the party against whom the enforcement thereof is or may be sought.

11. Waiver. No waiver of a breach of any of the terms, covenants or conditions of this Release by any party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by any party hereunder shall be implied from any omissions by either party to take any action on account of such default. If such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

12. Severability. If any term, provision, covenant or condition of this Release is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Release shall not be affected thereby, and each term, provision, covenant or condition of this Release shall be valid and enforceable to the fullest extent permitted by law.

13. Successors. Subject to the restriction on assignment provided herein, all terms of this Release shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

14. Assignment. No party hereto shall assign their respective rights, obligations or interest under this Release in any manner.

15. Headings. The captions and paragraph headings used in this Release are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.


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

16. Counterparts. This Release may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

17. Facsimile Signatures. In order to expedite the Merger contemplated herein, telecopied signatures may be used in place of original signatures on this Release. All parties hereto intend to be bound by the signatures on the telecopied document, are aware that other parties will rely on the telecopied signatures, and hereby waive any and all defenses to the enforcement of the terms of this Release based on the form of signature.

18. Governing Law. This Release shall be governed, construed and enforced in accordance with the laws of the State of Mississippi.

19. Effective Date. The terms and provisions of this Release shall be effective upon Closing of the Transaction contemplated by the Merger Agreement.

      IN WITNESS WHEREOF, each Officer and Director set forth below has executed this Release as of the Effective Date.

DIRECTORS:                              OFFICERS:


___________________________________     ________________________________________
Wade Spooner                            Wade Spooner, President and CEO


___________________________________     ________________________________________
Ted Parsons                             Ted Parsons, Executive Vice President
                                        and Chief Marketing Officer

___________________________________     ________________________________________
                                        Lisa Dunn, Secretary/Treasurer

                                        ________________________________________
                                        Ted Carter, Vice President,
                                        Internal Operations

                                        ________________________________________
                                        Kent Turner, Director-Network Facilities

                                        ________________________________________
                                        Bill Moore, Director-Information
                                        Technologies


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